As filed with the Securities and Exchange Commission on February 5, 1999


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                      Date of Report:  December 18, 1998
                       (Date of earliest event reported)



                        Inland Real Estate Corporation
            (Exact name of registrant as specified in the charter)



        Maryland                         0-28382              36-3953261

(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                        Identification No.)



                             2901 Butterfield Road
                          Oak Brook, Illinois  60523
                   (Address of Principal Executive Offices)


                                (630) 218-8000
              (Registrant's telephone number including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

Since our last Form 8-K filing on December 14, 1998, we have acquired four additional properties and, on January 27, 1999, our board of directors approved five properties for potential acquisition which are noted in Item 5. With the acquisition of these properties and with the anticipated purchases noted in
Item 5, the aggregate purchase price of these properties exceeds 10 percent of our total assets as of December 31, 1997, and accordingly, we are filing this Form 8-K.


Hollywood Video, Hammond, Indiana

On December 18, 1998, we purchased the entire fee simple interest in a single-user retail center located at 1738 165th Street in Hammond, Indiana known as "Hollywood Video". We purchased Hollywood Video from KTJ Limited Partnership Twenty L.P., an unaffiliated third party, for approximately $1,374,000 or approximately $183.49 per square foot. We paid the purchase price for this property using cash and cash equivalents. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

Hollywood Video, built in 1998, is a one-story, single tenant retail facility. Hollywood Video contains 7,488 leasable square feet. As of December 18, 1998, Hollywood Video was 100% leased. We considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area.

We do not anticipate making any significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, pursuant to the lease, the center's tenant would be obligated to pay a substantial portion of any monies spent on repairs and improvements.

One tenant, Hollywood Video, leases 100% of the total gross leasable area of the property. This lease requires the tenant to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------
Hollywood Video       7,488      100         19.00      Currently    03/31/03
                                             21.38      04/01/03     03/31/13
  Option 1                                   24.05      04/01/13     03/31/18
  option 2                                   27.05      04/01/18     03/31/23

For federal income tax purposes, our depreciable basis in Hollywood Video will be approximately $1,000,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

On December 18, 1998, a total of 7,488 square feet was leased to one tenant at Hollywood Video. The following tables set forth information with respect to the amount of and expiration of the lease at this single-user retail center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------

Hollywood Video      7,488      04/13     2/5 yr.      142,272         19.00




                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999-
     2003         -          -           -         142,272         -           -             -

   2004-
    2008          -          -           -         160,093         -           -             -





We received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Hollywood Video property, as of January 1, 1998, of $1,400,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

Plymouth Collection Center, Plymouth, Minnesota

On January 6, 1999, we purchased the entire fee simple interest in a Neighborhood Retail Center located at 4135 Berkshire Lane in Plymouth, Minnesota known as "Plymouth Collection Center." We purchased Plymouth Collection Center from Baker Plymouth Collection, LLC, an unaffiliated third party, for approximately $6,626,000 or approximately $162.34 per square foot. We paid the purchase price for this property using cash and cash equivalents. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

Plymouth Collection Center, built in 1998, is a one-story, multi-tenant retail facility. Plymouth Collection Center contains 40,815 leasable square feet. As of January 6, 1999, Plymouth Collection Center was 100% leased. We considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area.

We do not anticipate making any significant repairs and improvements to Plymouth Collection Center over the next few years. However, if we were to make any repairs or improvements, pursuant to the leases, the center's tenants would be obligated to pay a substantial portion of any monies spent on repairs and improvements.

The table below sets forth the occupancy rate at Plymouth Collection Center expressed as a percentage of total gross leasable area and the average annual base rent per square foot:

                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------

               1998                        95                      16.02

Three tenants, Golf Galaxy, a golf supply store, Paper Warehouse, a discount party and card store, and Vintage Liquors, a liquor store, each lease more than 10% of the total gross leasable area of the property. These leases require the tenants to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------
Golf Galaxy         17,748         43        15.50      Currently    07/31/03
                                             17.20      08/01/03     07/31/08
                                             19.15      08/01/08     07/31/13
  Option 1                                   19.15      08/01/13     07/31/18
  Option 2                                   19.15      08/01/18     07/31/23

Paper Warehouse      9,216         23        14.50      Currently    08/31/03
                                             15.50      09/01/03     02/28/08
  Option 1                                   17.00      03/01/08     02/28/13
  Option 2                                   18.00      03/01/13     02/28/18

Vintage Liquors      4,581         11        15.00      Currently    08/31/01
                                             15.75      09/01/01     08/31/03
                                             16.50      09/01/03     08/31/05
                                             17.25      09/01/05     08/31/07
                                             18.00      09/01/07     08/31/08

For federal income tax purposes, our depreciable basis in Plymouth Collection Center will be approximately $5,100,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

On January 6, 1999, a total of 40,815 square feet was leased to eight tenants at Plymouth Collection Center. The following tables set forth information with respect to the amount of and expiration of the leases at this Neighborhood Retail Center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------
Golf Galaxy         17,748      07/13     2/5 yr.      275,094         15.50
Paper Warehouse      9,216      08/08     2/5 yr.      133,632         14.50
Vintage Market       4,581      08/08        -          68,715         15.00
Pilgrim Drycleaners  1,400      08/08     1/5 yr.       25,200         18.00
Caribou Coffee       1,540      05/08     1/5 yr.       32,340         21.00
Leeann Chin          2,500      08/08     2/5 yr.       52,500         21.00
Thomas John's
  Tobacconists       1,710      09/03     1/5 yr.       32,490         19.00
Air Touch
  Communication      2,120      12/04     1/6 yr.       42,400         20.00



                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999          -           -           -        662,371          -           -             -

   2000          -           -           -        664,081          -           -             -

   2001          -           -           -        670,131          -           -             -

   2002          -           -           -        682,396          -           -             -

   2003          2          3,830      85,970     691,406        22.45        9.38         12.43

   2004          -           -           -        648,259          -           -             -

   2005          -           -           -        659,979          -           -             -

   2006          -           -           -        663,415          -           -             -

   2007          -           -           -        669,295          -           -             -

   2008          5         19,237     374,088     679,353        19.45       47.13         55.07


(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.


We received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Plymouth Collection Center property, as of October 1, 1998, of $7,250,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

Circuit City, Traverse City, Michigan

On January 20, 1999, we purchased the entire fee simple interest in a single-user retail center located at 3123 West South Airport Road in Traverse City, Michigan known as "Circuit City-Traverse City." We purchased Circuit City-Traverse City from Circuit City Stores, Inc., an unaffiliated third party, for approximately $2,900,000 or approximately $135.91 per square foot. We paid the purchase price for this property using cash and cash equivalents. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

Circuit City-Traverse City, built in 1998, is a one-story, single-tenant retail facility. Circuit City-Traverse City contains 21,337 leasable square feet. As of February 1, 1999, Circuit City-Traverse City was 100% leased. We considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area.

We do not anticipate making any significant repairs and improvements to Circuit City-Traverse City over the next few years. However, if we were to make any repairs or improvements, pursuant to the lease, the center's tenant would be obligated to pay a substantial portion of any monies spent on repairs and improvements.

One tenant, Circuit City Stores, Inc., leases 100% of the total gross leasable area of the property. This lease requires the tenant to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------

Circuit City
  Stores, Inc.      21,337       100         13.84      01/20/99     01/19/09
  Option 1                                   15.22      01/20/09     01/19/19
  Option 2                                   18.26      01/20/19     01/19/29

For federal income tax purposes, our depreciable basis in Circuit City-Traverse City will be approximately $2,200,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

On February 1, 1999, a total of 21,337 square feet was leased to one tenant at Circuit City-Traverse City. The following tables set forth information with respect to the amount of and expiration of the lease at this single-user retail center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------
Circuit City
  Stores, Inc.      21,377      01/09    2/10 yr.      295,220         13.84




                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999-
    2008         -          -            -       295,220          -            -             -






We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Circuit City-Traverse City property, as of November 15, 1998, of $3,080,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

Loehmann's Plaza, Brookfield, Wisconsin

On February 1, 1999, we purchased the entire fee simple interest in a Neighborhood Retail Center located at 17105 Bluemond Road in Brookfield, Wisconsin known as "Loehmann's Plaza." We purchased Loehmann's Plaza from Loehmann's Plaza Limited Partnership, Preferred Title Ltd. Partnership, Market Square of Brookfield Limited Partnership and University Limited Partnership, unaffiliated third parties, for approximately $13,565,000 or approximately $125.11 per square foot. We paid the purchase price for this property using cash and cash equivalents. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

Loehmann's Plaza, built in 1985, is a one-story, multi-tenant retail facility. Loehmann's Plaza contains 107,952 leasable square feet. As of February 1, 1999, Loehmann's Plaza was 100% leased. We considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy.

We do  not  anticipate  making  any  significant  repairs  and  improvements to
Loehmann's Plaza over the next few years. However, if we were to make any repairs or improvements, pursuant to the leases, the center's tenants would be obligated to pay a substantial portion of any monies spent on repairs and improvements.

The table below sets forth the occupancy rate at Loehmann's Plaza expressed as a percentage of total gross leasable area and the average annual base rent per square foot:

                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------
               1998                         97                     11.63
               1997                        100                     12.46
               1996                        100                     12.57
               1995                        100                     11.88
               1994                        100                     11.90

Three tenants, Schwartz Bookshop, a bookstore, Loehmann's, a women's clothing store, and V. Richards Market, a grocery store, each lease more than 10% of the total gross leasable area of the property. These leases require the tenants to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------
Schwartz Bookshop    15,178       14         15.26       Current     12/31/99
                                             15.56       01/01/00    12/31/00
                                             15.88       01/01/01    12/31/01
                                             16.19       01/01/02    12/31/02
                                             16.52       01/01/03    12/31/03
                                             16.85       01/01/04    12/31/04
                                             17.18       01/01/05    12/31/05
  Option 1                                   17.53       01/01/06    12/31/06
                                             17.88       01/01/07    12/31/07
                                             18.24       01/01/08    12/31/08
                                             18.60       01/01/09    12/31/09
                                             18.97       01/01/10    12/31/10
                                             19.35       01/01/11    12/31/11
  Option 2                                   19.74       01/01/12    12/31/12
                                             20.13       01/01/13    12/31/13
                                             20.54       01/01/14    12/31/14
                                             20.95       01/01/15    12/31/15
                                             21.37       01/01/16    12/31/16
                                             21.79       01/01/17    12/31/17

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------
Loehmann's           15,000       14          3.00       Current     03/31/00
  Option 1                                    3.30       04/01/00    03/31/05
  Option 2                                    3.63       04/01/05    03/31/10
  Option 3                                    3.90       04/01/10    03/31/15

V. Richards Market   12,132       11          4.95       Current     12/31/07
  Option 1                                    4.95       01/01/08    12/31/30
  Option 2                                    4.95       01/01/31    12/31/53
  Option 3                                    4.95       01/01/54    12/31/76
  Option 4                                    4.95       01/01/77    12/31/99

For federal income tax purposes, our depreciable basis in Loehmann's Plaza will be approximately $10,200,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

Real estate taxes payable in 1997 for the tax year ended 1997 were $159,916. The real estate taxes payable were calculated by multiplying the assessed value by a tax rate of .021579.

On February 1, 1999, a total of 107,952 square feet was leased to twenty-seven tenants at Loehmann's Plaza. The following tables set forth information with respect to the amount of and expiration of the leases at this Neighborhood Retail Center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------

Boutique Optique     1,987      07/01        -          33,958         17.09
Brookfield Cleaners  1,731      09/04     1/5 yr.       28,371         16.39
Chapman's Frame      2,019      05/00        -          31,981         15.84
Chardon Uniforms       952      08/02     2/5 yr.       10,948         11.50
Continental Imports  3,333      09/01     1/3 yr.       53,328         16.00
Cousins Subs         2,353      05/00     1/5 yr.       45,742         19.44
Famous Footwear      6,752      06/05     4/5 yr.       82,712         12.25
Hobby Town           3,758      02/04        -          52,612         14.00
Geppetto's           2,779      06/05     1/5 yr.       41,490         14.93
Glitz                  574      06/00     1/3 yr.       12,106         21.09
Harry Nick &
  Friends            1,234      05/05     2/5 yr.       23,446         19.00
Schwartz Bookshop   15,178      12/05     2/6 yr.      231,616         15.26
Innovated Spaces     2,114      05/03        -          25,368         12.00
J.L. Gifts             620      01/03        -           9,300         15.00
Karlberg Tanning     2,135      09/04        -          30,039         14.07
Loehmann's          15,000      03/00     3/5 yr.       45,000          3.00
M.E. Lou             2,360      07/03     1/5 yr.       35,400         15.00
Mailboxes Etc.       1,235      03/01        -          21,514         17.42

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------
Olson Travel         1,997      05/00        -          34,488         17.27
Shoe Healers           720      10/99        -          13,176         18.30
Stan's Bootery       6,868      05/00        -          80,699         11.75
Supercuts            2,019      05/00        -          37,513         18.58
V. Richards Market  12,132      12/07    4/23 yr.       60,053          4.95
V. Richards Coffee   1,576      12/07     4/5 yr.       26,760         16.98
V. Richards Floral   2,526      12/07     4/5 yr.       42,891         16.98
Yankee Trading Co.   4,000      09/02     1/5 yr.       59,560         14.89
Bombay Bicycle Club 10,000      07/15    3/10 yr.      137,700         13.77



                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999          1           720       13,176      1,307,767     18.30        0.67          1.01

   2000          8        34,163      350,830      1,320,090     10.27       31.65         26.58

   2001          3         9,974      149,026        991,828     14.94        9.24         15.03

   2002          2         4,952       78,377        856,059     15.83        4.59          9.16

   2003          4         7,229      111,252        789,304     15.39        6.70         14.09

   2004          2         5,489       87,128        686,785     15.87        5.08         12.69

   2005          3        19,191      330,918        607,141     17.24       17.78         54.50

   2006          -          -            -           277,782       -           -             -

   2007          3        16,234      141,682        279,382      8.73       15.04         50.71

   2008          -          -            -           137,700       -           -             -


(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.




We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Loehmann's Plaza property, as of November 2, 1998, of $13,565,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

Item 5.  Other Events

Baytowne Shoppes, Champaign, Illinois

We anticipate purchasing the entire fee simple interest a property known as "Baytowne Shoppes" located in Champaign, Illinois. Baytowne Shoppes was constructed in 1993. It includes two single-story, multi-tenant Neighborhood Retail Centers and an outlot containing a total of 118,482 leasable square feet. We anticipate purchasing the Baytowne Shoppes for approximately $12,655,000.

Champlin Marketplace, Champlin, Minnesota

We anticipate purchasing the entire fee simple interest in a property known as "Champlin Marketplace" located in Champlin, Minnesota. This property is currently under construction and includes two single-story, multi-tenant retail centers containing a total of 83,102 leasable square feet. We anticipate purchasing this property in two phases for a total purchase price of approximately $12,400,000.

Woodland Commons, Buffalo Grove, Illinois

We anticipate purchasing the entire fee simple interest in a property known as "Woodland Commons" located in Buffalo Grove, Illinois. This property was constructed in 1991 and is a single-story, multi-tenant Community Center containing 178,111 leasable square feet. We anticipate purchasing this property for approximately $20,946,500.

Cub Foods, Indianapolis, Indiana

We anticipate purchasing the entire fee simple interest in a property known as "Cub Foods-Indianapolis" located in Indianapolis, Indiana. This property was constructed in 1991 and is a single-user retail center containing 67,541 leasable square feet. We anticipate purchasing this property for approximately $5,734,000.

Cub Foods, Plymouth, Minnesota

We anticipate purchasing the entire fee simple interest in a property known as "Cub Foods-Plymouth" located in Plymouth, Minnesota. This property was constructed in 1991 and is a single-user retail center containing 67,510 leasable square feet. We anticipate purchasing this property for approximately $5,464,000.














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Item 7.  Financial Statements and Exhibits

To be subsequently filed.





















































                                     -12-






                                   SIGNATURE



Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                        Inland Real Estate Corporation
                                   (Registrant)



                        By:/s/ KELLY TUCEK
                            Kelly Tucek
                            Chief Financial and Accounting Officer


Date:     February 5, 1999



































                                     -13-